Stockholders' Equity	12 Months Ended
Dec. 31, 2011
Stockholders' Equity [Abstract]
Stockholders' Equity

32 Stockholders' equity

The Company amended its Articles of Association on August 2, 2010 in order to effect a 1-for-20 reverse stock split of its shares of common stock. As a consequence, the number of shares outstanding on August 2, 2010 (4,305,030,000 shares) has been adjusted to 215,251,500 shares. The exercise price and the number of shares of common stock issuable under the Company's share-based compensation plans were proportionately adjusted to reflect the reverse stock split. Basic and diluted weighted average shares outstanding and earnings per share have been calculated to reflect the reverse stock split in all periods presented. The share capital of the Company as of December 31, 2011 and 2010 consists of 1,076,257,500 authorized shares, including 430,503,000 authorized shares of common stock, and 645,754,500 authorized but unissued shares of preferred stock.

In 2010, the Company completed its initial public offering of 34 million shares of common stock, priced at $14 per share, resulting in net proceeds of $448 million, after deducting underwriting discounts and commissions and offering expenses totaling $28 million. As a result, the number of common shares increased from 215,251,500 shares to 249,251,500 shares. In connection with long-term equity incentive plans introduced in November 2010 and 2011, the Company has issued a total number of 2,500,000 additional shares of common stock.

At December 31, 2011, the Company has issued and paid up 251,751,500 shares (2010: 250,751,500 shares) of common stock each having a par value of €0.20 or a nominal stock capital of €50 million.

Option rights/restricted share units/equity rights

The Company has granted stock options, restricted share units and equity rights to the employees of NXP B.V. and its subsidiaries to receive the Company's shares or depository receipts in the future (see note 34, "Share-based compensation").

Treasury shares

In connection with the Company's share repurchase programs, which started in 2011, shares which have been repurchased and are held in treasury for delivery upon exercise of options and under restricted share programs, are accounted for as a reduction of stockholders' equity. Treasury shares are recorded at cost, representing the market price on the acquisition date. When issued, shares are removed from treasury shares on a first-in, first-out (FIFO) basis.

Any difference between the cost and the cash received at the time treasury shares are issued, is recorded in capital in excess of par value, except in the situation in which the cash received is lower than cost and capital in excess of par value related to gains arising from previous sales have been depleted.

The following transactions took place resulting from employee option and share plans in 2011:

2011
Shares with "Stichting"	2,299,996
Average price in $ per share	0.28
Amount paid	—

Shares acquired under repurchase program	3,389,480
Average price in $ per share	16.95
Amount paid	57

Shares delivered	1,774,332
Average price in $ per share	—
Amount received	10

Total shares in treasury at year-end	3,915,144
Total cost	57